Exhibit 10.3

                              AMENDMENT NUMBER ONE

                                       TO

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT



                  THIS AMENDMENT NUMBER ONE TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT made as of the 15th day of June, 2007 by and between Victor
K. Kurylak, residing at 26 Meadow Lane, Lebanon, New Jersey 08833 (hereinafter referred to as the "Employee") and First Montauk Financial Corp., a New Jersey corporation with principal offices Parkway 109, Red Bank, New Jersey 07701 (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

                  WHEREAS, the Company, through its wholly owned subsidiary First Montauk Securities Corp ("FMSC"), is engaged in the investment banking and general securities business as a registered broker-dealer; and

                  WHEREAS, the Company has employed the Employee since before February 2005 pursuant to an Employment Agreement dated as of February 1, 2005 and an Amended and Restated Employment Agreement dated as of May 9, 2007 and desires to continue to employ the Employee; and

                  WHEREAS, the Employee desires to continue to be employed by the Company, pursuant to the terms and conditions of the Amended and Restated Employment Agreement and this Amendment Number One to the Amended and Restated Employment Agreement, as herein set forth herein;

                  NOW, THEREFORE, it is mutually agreed by and between the parties hereto the terms of the Amended and Restated Employment Agreement shall be amended as follows:

                  Section 2.1 - Subject to and upon the terms and conditions of this Agreement, the Company hereby employs and agrees to continue the employment of the Employee, and the Employee hereby accepts such continued employment in his capacity as Chief Executive Officer and President of the Company and Chief Executive Officer and President of FMSC, the Company's principal subsidiary. In this capacity, Employee will report to the Company's Board of Directors.

                  Section 3.1 - The Employee shall, during the term of his employment with the Company, and subject to the direction and control of the Company's Board of Directors, perform such duties and functions as he may be called upon to perform by the Company's Board of Directors during the term of this Agreement, consistent with his position as Chief Executive Officer and President of the Company and Chief Executive Officer and President of FMSC.

                  To the extent any terms of the Amended and Restated Employment Agreement have not been amended by the foregoing, such terms and conditions shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

                              FIRST MONTAUK FINANCIAL CORP.

                              By:  /s/ Barry Shapiro
                                  -------------------------------------
                              Name:    Barry Shapiro
                              Title:   Compensation Committee Chairman



                               /s/ Victor K. Kurylak
                              -----------------------------------------
                              Name:    Victor K. Kurylak
                              Title:   Employee



                               /s/ Jeffrey J. Fahs
                              ------------------------------------------
                              Name:    Jeffrey J. Fahs
                              Title:   Corporate Secretary
















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